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TYPE:  EX-4.1

SEQUENCE:  4

DESCRIPTION:  SPECIMEN COMMON STOCK CERTIFICATE

                             [24/7 Media, Inc. Logo]
                                24/7 Media, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER -----                                                         SHARES ----


$0.01 PAR VALUE                                         CUSIP 901314104
PER SHARE                                    SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE 24/7 MEDIA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:                              [SEAL]


/s/ David J. Moore                               /s/ Mark E. Moran
----------------------------                     -------------------------------
Chief Executive Officer                          Secretary



COUNTERSIGNED AND REGISTERED:


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         THE BANK OF NEW YORK
           (NEW YORK, N.Y.)

BY                                                 TRANSFER AGENT
                                                    AND REGISTRAR

AUTHORIZED OFFICER

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common
UNIF GIFT MIN ACT - Custodian under Uniform Gifts to Minors Act
TEN ENT--as tenants by the entireties
-------------------------------
JT TEN --as joint tenants with right of
survivorship and not as tenants in common

        Additional abbreviations may also be used though not in the above list.

For value received,____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------

--------------------------------------

-------------------------------------- shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

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   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)

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NOTICE:    AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
------------------------------------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.